News Release
Contact: Kevin Royal, Chief Financial Officer
866.475.0317 x11120
investorrelations@bridgepointeducation.com

Bridgepoint Education Reports Third Quarter 2015 Results
Operating Loss of $34.5 million Includes $44.9 million of Restructuring and Impairment Charges

SAN DIEGO (November 5, 2015) - Bridgepoint Education (NYSE:BPI), a provider of postsecondary education services, announced today its results for the three and nine months ended September 30, 2015.
Financial Results for the Three Months Ended September 30, 2015
Revenue for the third quarter of 2015 was $140.8 million, compared with revenue of $162.7 million for the same period in 2014.
Operating loss for the third quarter of 2015 was $34.5 million compared with operating income of $10.6 million for the same period in 2014.
Net loss for the third quarter of 2015 was $62.7 million compared with net income of $6.3 million for the same period in 2014.
Fully diluted loss per share for the third quarter of 2015 was $1.37 compared with fully diluted earnings per share of $0.14 for the same period in 2014.
The Company recognized income tax expense of $28.7 million for the three months ended September 30, 2015.
Non-GAAP Financial Results for the Three Months Ended September 30, 2015
Non-GAAP operating income for the third quarter was $10.4 million compared with non-GAAP operating income of $10.6 million for the same period in 2014. Non-GAAP operating income for the third quarter excludes restructuring and impairment charges of $44.9 million.
Non-GAAP net income for the third quarter was $6.0 million compared with non-GAAP net income of $6.3 million for the same period in 2014. Non-GAAP net income for the third quarter excludes restructuring and impairment charges of $44.9 million and the related tax effect, as well as tax expense of $40.7 million to establish a valuation allowance against deferred tax assets.
Non-GAAP fully diluted earnings per share for the third quarter was $0.13 compared with non-GAAP fully diluted earnings per share of $0.14 for the same period in 2014.
Refer to the accompanying tables and related explanations for a detailed reconciliation of GAAP to non-GAAP operating income, net income and diluted earnings per share.
Financial Results for the Nine Months Ended September 30, 2015
Revenue for the nine months ended September 30, 2015 was $430.3 million, compared with revenue of $491.4 million for the same period in 2014.
Operating loss for the nine months ended September 30, 2015 was $36.2 million compared with operating income of $25.1 million for the same period in 2014.
Net loss for the nine months ended September 30, 2015 was $63.8 million compared with net income of $14.9 million for the same period in 2014.

Fully diluted loss per share for the nine months ended September 30, 2015 was $1.40 compared with fully diluted earnings per share of $0.32 for the same period in 2014.
The Company recognized income tax expense of $29.1 million for the nine months ended September 30, 2015.
Non-GAAP Financial Results for the Nine Months Ended September 30, 2015
Non-GAAP operating income for the nine months ended September 30, 2015 was $23.1 million compared with non-GAAP operating income of $25.1 million for the same period in 2014. Non-GAAP operating income for the nine months ended September 30, 2015 excludes restructuring and impairment charges of $59.3 million.
Non-GAAP net income for the nine months ended September 30, 2015 was $14.0 million compared with non-GAAP net income of $14.9 million for the same period in 2014. Non-GAAP net income for the nine months ended September 30, 2015 excludes restructuring and impairment charges of $59.3 million and the related tax effect, as well as tax expense of $40.7 million to establish a valuation allowance against deferred tax assets.
Non-GAAP fully diluted earnings per share for the nine months ended September 30, 2015 was $0.30 compared with non-GAAP fully diluted earnings per share of $0.32 for the same period in 2014.
Refer to the accompanying tables and related explanations for a detailed reconciliation of GAAP to non-GAAP operating income, net income and diluted earnings per share.
Balance Sheet and Cash Flow
As of September 30, 2015, the Company had cash, restricted cash, cash equivalents and marketable securities of $360.5 million, compared with $356.5 million as of December 31, 2014.
The Company generated $16.6 million of cash from operating activities during the nine months ended September 30, 2015, compared with $24.6 million of cash provided by operating activities during the same period in 2014.
Student Enrollment
Total student enrollment at Bridgepoint Education's academic institutions, Ashford University and University of the Rockies, was 49,982 students at September 30, 2015, compared with 59,552 students at September 30, 2014.
For the third quarter of 2015, the twelve-month retention for all Ashford students who were active on the last day of the third quarter of 2014 was 60.1%.  For the third quarter of 2014, the twelve-month retention for all Ashford students who were active on the last day of the third quarter of 2013 was 65.8%.
About Non-GAAP Financial Measures
The Company uses non-GAAP financial measures for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share. These measures are not prepared in accordance with, nor an alternative to, U.S. generally accepted accounting principles, or GAAP. These measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. The Company believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. The Company believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items that may not be indicative of the Company’s core business operating results, such as restructuring and impairment expenses and income tax adjustments. Further, to the extent that other companies use similar methods in calculating non-GAAP measures, the provision of supplemental non-GAAP information can allow for a comparison of the Company’s relative performance against other companies that also report non-GAAP operating results. In addition, the Company’s management and board of directors use these non-GAAP financial measures in developing operating budgets and in reviewing the Company’s results of operations, since such items have limited impact on their current and future operating decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP operating income, net income and diluted earnings per share.

Earnings Conference Call and Webcast
Bridgepoint Education will host a conference call at 5:00 p.m. ET (2:00 p.m. PT) today to discuss its latest financial results and recent highlights. The dial-in number for callers in the United States / Canada is 866-205-7692, and for other callers, 970-315-0754. The access code for all callers is 67706253. A live webcast will also be available on the Company's website at http://ir.bridgepointeducation.com.
A replay of the call will be available via telephone through December 4, 2015. To access the replay, dial 855-859-2056 in the United States / Canada and for other callers, 404-537-3406; then enter the access code 67706253.
About Bridgepoint Education
Bridgepoint Education, Inc. (NYSE:BPI) harnesses the latest technology to reimagine the modern student experience. Bridgepoint owns two academic institutions - Ashford University and University of the Rockies. Ashford University offers associate's, bachelor's and master's degree programs while University of the Rockies offers master’s and doctoral degree programs. Both provide progressive online platforms as well as campuses in Iowa and Colorado, respectively. Bridgepoint stands for greater access, social learning, and exposure to leading minds. For more information, visit http://ir.bridgepointeducation.com/investor-relations/ or www.facebook.com/BridgepointEducation.
Forward-Looking Statements
This news release may contain forward-looking statements, including, without limitation, statements regarding management’s intentions, hopes, beliefs or expectations, and statements regarding the Company's outlook for 2015 and beyond. These statements are subject to risks and uncertainties that could cause the Company's actual performance or results to differ materially from those expressed in or suggested by such statements. Such risks and uncertainties include, without limitation:

•
the failure to comply with the extensive regulatory framework applicable to the Company and its institutions, including Title IV of the Higher Education Act of 1965, as amended, and its regulations, the newly issued Gainful Employment rules and regulations, state laws and regulatory requirements, and accrediting agency requirements;

•	adverse administrative, economic, legislative or regulatory changes affecting the Company and its institutions;

•	the imposition of fines or other corrective measures against the Company's institutions;

•	competition in the postsecondary education market and its potential impact on the Company's market share, recruiting costs and tuition rates;

•	reputational and other risks related to potential compliance audits, regulatory actions, negative publicity or service disruptions; and

•	the inability to recruit and retain students or develop new or expanded programs in a timely and cost-effective manner.
Additional information on factors that could affect the Company's performance or results is included from time to time in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company's periodic reports filed with the Securities and Exchange Commission (the “SEC”), including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 10, 2015, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, filed with the SEC on May 5, 2015, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, filed with the SEC on August 4, 2015, and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, to be filed with the SEC.
You should not place undue reliance on any forward-looking statements. Forward-looking statements are made on the basis of management's good faith beliefs, expectations and assumptions regarding future events based on information available at the time such statements are made. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update or revise any forward-looking statements to reflect actual results or any changes in assumptions or expectations or any other factors affecting such forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenue	$140,762	$162,654	$430,337	$491,446
Costs and expenses:
Instructional costs and services	69,197	79,707	215,656	239,641
Admissions advisory and marketing	47,794	56,783	148,636	178,079
General and administrative	13,346	15,583	42,914	48,589
Restructuring and impairment charges	44,904	—	59,322	—
Total costs and expenses	175,241	152,073	466,528	466,309
Operating income (loss)	(34,479)	10,581	(36,191)	25,137
Other income, net	465	1,080	1,499	2,159
Income (loss) before income taxes	(34,014)	11,661	(34,692)	27,296
Income tax expense	28,732	5,370	29,075	12,380
Net income (loss)	$(62,746)	$6,291	$(63,767)	$14,916
Earnings (loss) per share:
Basic	$(1.37)	$0.14	$(1.40)	$0.33
Diluted	(1.37)	0.14	(1.40)	0.32
Weighted average number of common shares outstanding used in computing earnings per share:
Basic	45,754	45,301	45,620	45,145
Diluted	45,754	46,474	45,620	46,495

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	September 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$242,673	$207,003
Restricted cash	24,591	25,934
Investments	21,902	12,051
Accounts receivable, net	30,793	21,274
Student loans receivable, net	928	1,003
Deferred income taxes	12,757	21,301
Prepaid expenses and other current assets	33,577	22,818
Total current assets	367,221	311,384
Property and equipment, net	30,560	78,219
Investments	71,364	111,557
Student loans receivable, net	7,607	9,510
Goodwill and intangibles, net	22,221	24,775
Deferred income taxes	4,118	20,175
Other long-term assets	2,209	2,475
Total assets	$505,300	$558,095
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,128	$1,013
Accrued liabilities	72,364	51,403
Deferred revenue and student deposits	89,614	108,048
Total current liabilities	164,106	160,464
Rent liability	21,397	22,098
Other long-term liabilities	11,902	9,652
Total liabilities	197,405	192,214
Total stockholders' equity	307,895	365,881
Total liabilities and stockholders' equity	$505,300	$558,095

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
Cash flows from operating activities
Net income (loss)	$(63,767)	$14,916
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Provision for bad debts	24,269	21,961
Depreciation and amortization	15,403	17,914
Amortization of premium/discount	364	85
Deferred income taxes	24,081	1,124
Stock-based compensation	7,324	7,891
Excess tax benefit of option exercises	(426)	(1,171)
Loss on impairment of student loans receivable	1,207	1,466
Net gain (loss) on marketable securities	125	(22)
Loss on termination of leased space	13,540	—
Loss on impairment of fixed assets	38,855	80
Changes in operating assets and liabilities:
Restricted cash	7,712	12,202
Accounts receivable	(33,524)	(30,314)
Prepaid expenses and other current assets	5,537	3,317
Student loans receivable	831	763
Other long-term assets	266	368
Accounts payable and accrued liabilities	(2,883)	(532)
Deferred revenue and student deposits	(18,313)	(23,600)
Other liabilities	(3,960)	(1,864)
Net cash provided by operating activities	16,641	24,584
Cash flows from investing activities:
Capital expenditures	(2,324)	(9,644)
Purchases of investments	(20,242)	(87,855)
Non-operating restricted cash	(6,369)	(29)
Capitalized costs for intangible assets	(1,761)	(2,957)
Sales and maturities of investments	50,195	50,000
Net cash provided by (used in) investing activities	19,499	(50,485)
Cash flows from financing activities:
Proceeds from exercise of stock options	260	3,076
Excess tax benefit of option exercises	426	1,171
Proceeds from the issuance of stock under employee stock purchase plan	136	—
Tax withholdings on issuance of stock awards	(1,292)	(2,093)
Net cash (used in) provided by financing activities	(470)	2,154
Net increase (decrease) in cash and cash equivalents	35,670	(23,747)
Cash and cash equivalents at beginning of period	207,003	212,526
Cash and cash equivalents at end of period	$242,673	$188,779

BRIDGEPOINT EDUCATION, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Operating Income (Loss) Reconciliation:
GAAP operating income (loss)	$(34,479)	$10,581	$(36,191)	$25,137
Restructuring and impairment charges	44,904	—	59,322	—
Non-GAAP operating income	$10,425	$10,581	$23,131	$25,137

Net Income (Loss) Reconciliation:
GAAP net income (loss)	$(62,746)	$6,291	$(63,767)	$14,916
Restructuring and impairment charges	44,904	—	59,322	—
Income tax expense related to restructuring and impairment charges (1)	(16,839)	—	(22,246)	—
Incremental income tax expense related to establishment of valuation allowance	40,666	—	40,666	—
Non-GAAP net income	$5,985	$6,291	$13,975	$14,916

Diluted Earnings (Loss) Per Share Reconciliation:
GAAP diluted earnings (loss) per share	$(1.37)	$0.14	$(1.40)	$0.32
Restructuring and impairment charges	0.98	—	1.30	—
Income tax expense related to restructuring and impairment charges (1)	(0.37)	—	(0.49)	—
Incremental income tax expense related to establishment of valuation allowance	0.89	—	0.89	—
Non-GAAP diluted earnings per share	$0.13	$0.14	$0.30	$0.32

(1) - Calculated using a statutory tax rate equal to 37.5%.